SCHEDULE 14A INFORMATION

       PROXY STATEMENT PURSUANT TO SECTION 14(a)
        OF THE SECURITIES EXCHANGE ACT OF 1934

                 (AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]  Preliminary Proxy Statement.

[  ]  Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)).

[  ]  Definitive Proxy Statement.

[  ]  Definitive Additional Materials.

[  ]  Soliciting Material Pursuant to 250.14a-11(c) or 250.14a-12.

                     GRAND PRIX FUNDS, INC.
        (Name of Registrant as Specified in its Charter)


           (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which
       transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
       (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate of transaction:
     (5)  Total fee paid:

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                    GRAND PRIX FUND
                      a Series of
                GRAND PRIX FUNDS, INC.


                Wilton Executive Campus
               15 River Road, Suite 220
              Wilton, Connecticut  06897



               PROXY STATEMENT MATERIALS


          IMPORTANT VOTING INFORMATION INSIDE


                   Table of Contents


Letter from the President                              Front Cover Page
Proxy Statement Summary                                         2
Notice of Special Meeting of Shareholders                       4
Proxy Statement                                                 5
Proxy Card                                             Back Cover Page

                    GRAND PRIX FUND
                      a Series of
                GRAND PRIX FUNDS, INC.


                Wilton Executive Campus
               15 River Road, Suite 220
              Wilton, Connecticut  06897



January 20, 1999


Dear Shareholder:

     I am writing to inform you of the upcoming Special
Meeting  of  Shareholders of the Grand Prix Funds  (the
"Fund") to be held at _______ a.m., Monday, February 8,
1999,  at  _____________________________________.    At
this meeting, you are being asked to vote on an important proposal affecting the Fund. The Board of Directors of the Fund unanimously believes that this proposal is in the Fund's and your best interest.

     The Board of Directors of the Fund has unanimously
approved this proposal and recommends a vote "FOR"  the
proposal.   If  you  have any questions  regarding  the
issues  to be voted on or need assistance in completing
your    proxy    card,    please    contact    us    at
________________________________.

     Thank you for investing in the Grand Prix Fund and for your continuing support.

                                Sincerely,



                                Robert Zuccaro
                                President of Grand Prix Funds, Inc.


Enclosures

                PROXY STATEMENT SUMMARY

     The  following is a brief summary of the  proposal
to   be  considered  at  the  Special  Meeting  by  the
shareholders of the Grand Prix Fund (the "Fund").   The
information below is qualified in its entirety  by  the
more   detailed  discussion  set  forth  in  the  Proxy
Statement, enclosed herewith. Accordingly, please read all of the enclosed materials before voting.

     When  will  the Special Meeting be held?   Who  is
eligible to vote?

     The  Special Meeting will be held at ______  a.m.,
Monday,  February  8,  1999, at  _____________________.
The record date for the Special Meeting is the close of
business   on   January  15,  1999.   Therefore,   only
shareholders who own shares of the Fund at that time are entitled to vote at the Special Meeting.

     Why is the Special Meeting being held?

     The Special Meeting is being held to approve a change to the Fund's fundamental investment restriction regarding borrowing. The proposed change will expand the Fund's ability to borrow including for leverage or the purchase of investments.

     Therefore, the Board of Directors recommends that shareholders consider the following proposal:

     To approve a change to the Fund's fundamental investment restriction regarding borrowing.

     How does the Board of Directors recommend that I vote on this proposal?

     The Board of Directors unanimously recommends that you vote "FOR" the proposal.

     What   effect  will  the  change  to  the   Fund's
borrowing restriction have on the Fund?

     The  primary purpose of the proposed change is  to
enable  the Fund to borrow money for leverage  purposes
(i.e., to purchase securities).  Because leverage is  a
speculative technique, it provides the opportunity  for
greater  total  return but also  involves  risks.   For
example,  if  the Fund's return on its investment  from
the  proceeds of borrowing (after expenses)  is  higher
than  the  interest rate on the borrowing,  the  Fund's
return  will  be  greater than  if  the  Fund  had  not
borrowed  money.   On  the other hand,  if  the  Fund's
return  on its investment from the borrowing  is  lower
than  the  interest  rate on the  borrowed  funds,  the
Fund's  return will be lower than if the Fund  had  not
borrowed  money.   In addition, borrowing  will  entail
certain costs and expenses, such as interest.   A  full
discussion  of  the  proposal  to  change  the   Fund's
borrowing authority begins on page 6.

     When will the proposal take effect if it is approved?

     If the proposal is approved, it will take effect on or about February 26, 1999, when the Fund's updated
Registration Statement becomes effective.

     Who is asking for my vote?

     The Board of Directors of the Fund is asking for your vote.

     How do I vote my shares?

     You  can  vote your shares in person or by  proxy.
If you are unable to attend the Special Meeting in person, you should complete, sign, date and return the enclosed proxy card using the enclosed postage prepaid envelope.

     If I send in my proxy card now, can I change my vote later?

     If you send in your proxy card now, you can change your vote later by advising the Secretary of the Fund in writing prior to the Special Meeting or by attending the Special Meeting and voting in person.

                    GRAND PRIX FUND
                      a Series of
                GRAND PRIX FUNDS, INC.


       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


     NOTICE  IS HEREBY GIVEN that a Special Meeting  of
Shareholders of the Grand Prix Fund (the "Fund") will be held at ______________________________________ on
Monday, February 8, 1999, at ______ a.m., local time, to consider and act upon the proposal noted below:

     1. To approve the change to the Fund's fundamental investment restriction regarding borrowing; and

     2. To consider and act upon any other business which may properly come before the Meeting or any adjournments thereof.

     Only shareholders of record at the close of business on Friday, January 15, 1999, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                YOUR VOTE IS IMPORTANT.
        PLEASE RETURN YOUR PROXY CARD PROMPTLY.



     As  a  shareholder of the Fund, you are  asked  to
attend  the Meeting either in person or by  proxy.   If
you are unable to attend the Meeting in person, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed postage prepaid envelope.
Your prompt return of the proxy card will help assure a quorum at the Meeting and avoid additional expenses to the Fund associated with further solicitation. Sending in your proxy card will not prevent you from voting your shares in person at the Meeting and you may revoke your proxy by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.


                   By  Order of the Board of Directors,


                   Phillipp Villhauer
                   Secretary


Wilton, Connecticut
January 20, 1999

                    GRAND PRIX FUND
                      a Series of
                GRAND PRIX FUNDS, INC.

            SPECIAL MEETING OF SHAREHOLDERS
            To be held on February 8, 1999


                    PROXY STATEMENT


     The enclosed proxy statement is being furnished in connection with the solicitation by and on behalf of the Board of Directors (the "Board") of the Grand Prix
Funds, Inc. (the "Company"), with respect to the  Grand
Prix Fund (the "Fund"), a series of the Company, of proxies to be voted at the Special Meeting (the
"Meeting") of Shareholders of the Fund to be held at _______________________________________ on Monday,
February 8, 1999, at ______ a.m., local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders
(the "Notice"). The Notice, this proxy statement, and the accompanying proxy card were first mailed to shareholders on or about January 20, 1999. Subject to shareholder approval, proposal 1 set forth in the Notice and described in detail in the enclosed proxy statement will become effective on or about February
26, 1999.

     The  record holders of outstanding shares  of  the
Fund  are  entitled  to  one  vote  per  share  (and  a
fractional  vote per fractional share) on  all  matters
presented  at  the Meeting.  Whether you expect  to  be
personally  present  at  the  Meeting  or  not,  please
complete, sign, date, and return the accompanying proxy
card.   Properly executed proxies will be voted as  you
instruct.  If no choice is indicated, proxies  will  be
voted  FOR proposal 1 set forth in the Notice,  and  in
accordance with the best judgment of the persons  named
as  proxies  in the enclosed proxy card as to  item  2.
Any  shareholder giving a proxy has the power to revoke
it  at  any  time  before the Meeting by  advising  the
Secretary  of  the  Company in writing  (by  subsequent
proxy  or  otherwise) of such revocation  at  any  time
before  it  is  voted.  If not so revoked,  the  shares
represented  by the proxy will be voted at the  Meeting
and   any  adjournments  thereof.   Attendance   by   a
shareholder at the Meeting does not in itself revoke a proxy.

     Under  the Fund's By-Laws, a quorum is constituted
by  the presence in person or by proxy of one-third  of
the  outstanding  shares of common stock  of  the  Fund
entitled  to  vote  at  the Meeting.   Abstentions  and
broker   non-votes  (i.e.,  proxies  from  brokers   or
nominees   indicating  that  they  have  not   received
instructions from the beneficial owners on an item  for
which the brokers or nominees do not have discretionary
power   to  vote)  will  be  treated  as  present   for
determining  the quorum.  Abstentions and  broker  non-
votes  will not, however, be counted as voting  on  any
matter  at  the Meeting, except that for  any  proposal
requiring   the   affirmative  vote   of   the   Fund's
outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the Secretary of the Company may adjourn the Meeting to permit further solicitation of proxies.

     Proxies will be solicited primarily by mail.   The
solicitation  may  also  include telephone,  facsimile,
telegraph, or oral communications by certain  employees
of  the  Fund's  investment  advisor,  Target  Holdings
Corporation,  doing business as Target Investors,  Inc.
(the  "Advisor"),  who  will  not  be  paid  for  these
services.   The Fund will pay the costs of the  Meeting
and  the  expenses  incurred  in  connection  with  the
solicitation  of  proxies,  including  those   expenses
incurred  by the Advisor.  The Fund will also reimburse
brokers   and  other  nominees  for  their   reasonable
expenses in communicating with the person(s) for whom they hold shares of the Fund.

     Only the shareholders of record of the Fund at the
close  of  business on Friday, January  15,  1999  (the
"Record Date"), will be entitled to notice of,  and  to
vote  at, the Meeting or any adjournments thereof.   As
of December____, 1998, there were _____________ issued and outstanding shares of common stock of the Fund.

     The   following   table  sets  forth   information
regarding  the  beneficial  ownership  of  the   Fund's
outstanding shares as of ___________ ____, 1998 by (i) the directors and executive officers of the Company;
(ii)  the  directors
and  executive  officers  of  the
Company as a group; and (iii) persons who are known to the Fund to beneficially own more than 5% of the Fund's outstanding shares:

     Name and Address             Shares        Percentage

     Robert Zuccaro
     Phillipp Villhauer
     Mary Jane Boyle
     Edward F. Ronan, Jr.
     Dennis K. Waldman
     Andrea Romstad
     [Insert 5% Shareholders]

     All directors and executive officers
        as a group (6 persons)
     ____________________

     *Less than 1%

     The  Fund's investment advisor is Target  Holdings
Corporation,  doing business as Target Investors,  Inc.
(the  "Advisor"),  15 River Road,  Suite  220,  Wilton,
Connecticut 06897.  The Fund's principal underwriter is
AmeriPrime  Financial Securities, Inc., 1793  Kingswood
Drive,  Suite 200, Southlake, Texas 76092.  The  Fund's
administrator  is Sunstone Financial Group,  Inc.,  207
East  Buffalo  Street, Suite 400, Milwaukee,  Wisconsin
53202.

     COPIES  OF  THE  FUND'S  1998  ANNUAL  REPORT  ARE
AVAILABLE  WITHOUT CHARGE UPON WRITING TO THE  FUND  AT
WILTON  EXECUTIVE  CAMPUS, 15 RIVER  ROAD,  SUITE  220,
WILTON, CONNECTICUT 06897.

   PROPOSAL 1:  TO APPROVE THE CHANGE TO THE FUND'S
FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING


     Background. The Board has approved, subject to shareholder approval, a change to the Fund's borrowing authority which would expand the Fund's ability to borrow. Presently, the Fund may borrow up to one-third of the value of its total assets for certain purposes not including for leverage or the purchase of investments. If the proposal is approved, the Fund would have the authority to borrow up to one-third of the value of the Fund's total assets for any purpose.
This would enable the Fund to borrow money for leverage or the purchase of investments.

     Investment Company Act Restrictions.  Under the
Investment Company Act of 1940, as amended (the "1940
Act"), a fund may borrow money from a bank, provided that immediately after any such borrowing the fund maintains 300% asset coverage for the loan and for any other borrowings. Because a fund must maintain 300% asset coverage for any borrowing, the maximum amount that a fund may borrow is one-third of the value of its total assets.

     Effects of Proposal. The primary purpose of the proposed change is to enable the Fund to borrow money for purposes of leverage although the proposal would expand the Fund's borrowing authority to the full extent permitted by applicable law.

     Leverage is typically described as borrowings or debt incurred to purchase securities. Leverage is a speculative technique which provides the opportunity for greater total return but also involves special risks. Provided that the Fund is able to realize a higher return after expenses on its investment of the proceeds of any borrowing (i.e. investment gains derived from the securities purchased with borrowed funds) than the current interest rate on the borrowing, the Fund will realize a higher current rate of return than if the Fund were not leveraged. On the other hand, to the extent that the then current interest rate on the borrowing approaches the return on such proceeds after expenses, the benefit of leverage will be reduced, and if the then current interest rate on the borrowing exceeds the return on such investment after expenses, the Fund will realize a lower rate of return than if the Fund were not leveraged. The Advisor may seek to manage certain of the risks associated with changes in the interest rate by extending the length of the interest rate period on any borrowing so as to fix an interest rate for a period of time or "deleveraging" the Fund by repaying all or a portion of any outstanding borrowing. There can be no assurance that the Advisor can successfully manage the risks of leverage.

     Borrowing by the Fund will entail certain initial costs and expenses and certain administrative and accounting expenses. These costs and expenses will be borne by the Fund. Assuming the Fund borrows 33 1/3% of the value of its total assets and an annual interest rate on borrowings of ___% payable on such borrowings based upon current market rates, the Fund's annual return (net of expenses) must be ___% in order to cover such interest payment. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the foregoing examples.

     The following table is designed to illustrate the effect of leverage in the amount of 33 1/3% of the Fund's total assets on the return to a shareholder, assuming hypothetical annual returns of plus 10% and minus 10%. As the table shows, leverage generally increases the return when the return is positive and greater than the cost of leverage and decreases the return when the return is negative or less than the cost of leverage. The numbers in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Return                          10.00%     (10.00)%
  (without leverage, net of expenses)
Return (assuming 33 1/3% of leverage         %     (     )%
  and interest rate of  __%)

     Investment Restrictions. In connection with the proposed changes to the Fund's borrowing authority, the Board approved an amendment to the Fund's investment restrictions. The current investment restriction for the Fund is as follows:

          The Fund:

               May (i) borrow money from banks for
               temporary or emergency purposes (but not for leverage or the purchase of investments), and (ii) make other investments or engage in other transactions permissible under the 1940
               Act, which may involve a borrowing,
               provided that the combination of (i) and
               (ii) shall not exceed 33 1/3% of the
               value of the Fund's total assets
               (including the amount borrowed), less
               the Fund's liabilities (other than
               borrowings).  The Fund may also borrow
               money from other persons to the extent
               permitted by applicable law.

     If this proposal is approved, the investment restriction for the Fund will be amended as follows:

          The Fund:

               May (i) borrow money from banks, and
               (ii) make other investments or engage in other transactions permissible under the
               1940 Act, which may involve a borrowing, provided that the combination of (i) and
               (ii) shall not exceed 33 1/3% of the
               value of the Fund's total assets
               (including the amount borrowed), less
               the Fund's liabilities (other than
               borrowings).  The Fund may also borrow
               money from other persons to the extent
               permitted by applicable law.


     Required  Vote.   Approval of the  change  to  the
Fund's fundamental investment restriction regarding borrowing requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund.
Under  the

1940 Act, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares. If the change to the Fund's borrowing restriction is approved by the Fund's shareholders, it will become effective on or about February 26, 1999. If the shareholders of the Fund do not approve the change to the Fund's borrowing restriction, the existing borrowing restriction will remain in effect.

     Recommendation  of  the Board of  Directors.   The
Board recommends that shareholders of the Fund vote to approve the change to the Fund's borrowing restriction.

              PROPOSAL 2:  OTHER MATTERS

     The  Board knows of no other matters that may come
before the Meeting, other than proposal 1 as set  forth
above.   If any other matters properly come before  the
Meeting, it is the intention of the persons acting pursuant to the enclosed proxy card to vote the shares represented by such proxies in accordance with their best judgment with respect to such matters.

                 SHAREHOLDER PROPOSALS

     As a Maryland Corporation, the Company, on behalf of the Fund, is not required to hold shareholder meetings on a regular basis. Accordingly, the Company does not intend to hold such meetings unless required to do so under the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if such meeting is called, should submit such proposal to the Company within a reasonable time before solicitation of proxies for such meeting occurs. Shareholders should be aware, however, that unless certain federal rules are complied with, the mere submission of a proposal to the Company does not guarantee that it will be considered at the next meeting of shareholders.

                    By  Order of the Board of Directors,



                    Phillipp Villhauer
                    Secretary


Wilton, Connecticut
January 20, 1999

                    GRAND PRIX FUND
                      a Series of
                GRAND PRIX FUNDS, INC.

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

     The   undersigned  hereby  revokes  all   previous
proxies and constitutes and appoints Robert Zuccaro and
Phillipp  Villhauer  as proxies,  each  with  power  to
appoint  his substitute, and hereby authorizes them  to
represent and to vote by majority, as designated below,
all  shares  of stock of the Fund which the undersigned
is   entitled  to  vote  at  the  Special  Meeting   of
Shareholders of the Grand Prix Fund to be held at ____________________________ on February 8, 1999, at
______ a.m., local time, and any adjournments thereof, with respect to the matters set forth below and described in the Notice of Special Meeting and Proxy
Statement dated January 20, 1999, receipt of which is hereby acknowledged.

                                DATE:__________________

                                NOTE:    Please    sign
                                exactly  as  your  name
                                appears on this  Proxy.
                                If     joint    owners,
                                EITHER  may  sign  this
                                Proxy.    When  signing
                                as  attorney, executor,
                                administrator,
                                trustee,  guardian   or
                                corporate      officer,
                                please  give your  full
                                title.


                                _______________________________
                                Signature(s)    (Title(s),
                                                if applicable)

---------------------------------------------------------------

     This  proxy  will  be voted as specified.   IF  NO
SPECIFICATION  IS  MADE, THIS PROXY WILL  BE  VOTED  IN
FAVOR  OF  PROPOSAL  1  AND IN THE  DISCRETION  OF  THE
PROXIES AS TO ITEM 2. Please indicate by filling in the appropriate box below.

1.  To approve the adoption of a change FOR   AGAINST  ABSTAIN
to the Fund's fundamental investment    [ ]     [ ]      [ ]
restriction regarding borrowing.

2.  To vote upon any other matters      FOR   AGAINST   ABSTAIN
which may legally come before the       [ ]     [ ]      [ ]
meeting.

       WE NEED YOUR VOTE BEFORE FEBRUARY 8, 1999

--------------------------------------------------------------
     Your vote is important. If you are unable to attend the Meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Meeting and avoid additional expenses to the Fund associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Meeting and you may revoke your proxy by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.



                THANK YOU FOR YOUR TIME